SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)
                        September 24, 1998


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
       Servicing Agreement, dated as of September 1, 1998,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1998-15)



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)

      New Jersey            33-5042            21-0627285
   ----------------------------------------------------------
   (State or other        (Commission       (I.R.S. Employer
     jurisdiction         File Number)     Identification No.)
   of incorporation)



                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)



        Registrant's telephone number, including area code
                         (609) 661-6100
                         --------------

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On September 24, 1998, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1998-15 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1998-15") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated May 26, 1998 as supplemented by the Prospectus Supplement dated September 24, 1998.

The original principal balance of each Class of the Certificates is as follows:

               Class A-1           $261,327,000.00
               Class A-2            $89,086,000.00
               Class A-3            $30,235,235.00
               Class A-4             $7,838,765.00
               Class A-5             $1,500,000.00
               Class A-6             $1,500,000.00
               Class A-7             $2,000,000.00
               Class A-8             $8,571,429.00
               Class A-9             $5,000,000.00
               Class A-10            $1,428,571.00
               Class A-11           $47,500,000.00
               Class R                     $100.00
               Class M               $8,804,571.00
               Class B-1             $3,807,382.00
               Class B-2             $2,141,652.00
               Class B-3             $1,903,691.00
               Class B-4               $951,845.00
               Class B-5             $1,428,686.53
               Class PO                $897,870.75
                                   ---------------
               Total :             $475,922,798.28


The initial Junior Percentage and initial Senior Percentage for Pool 1998-15 are approximately 4.00% and 96.00%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1998-15 as of the initial issuance of the Certificates are $164,817.00, $4,759,237.00 and $4,759,237.00, respectively, representing approximately 0.035%, 1.000%, and 1.000%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of September 1, 1998 (the "Cut-off Date").

Description of the Mortgage Pool and the Mortgaged Properties

Pool 1998-15

Pool 1998-15 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $475,922,798.28.

The interest rates (the "Mortgage Rates") borne by the 1,382 Mortgage Loans conveyed by GECMSI to Pool 1998-15 range from 6.5000% to 8.6250% and the weighted average Mortgage Rate as of the Cut-off Date is 7.3319% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1998-15 ranged from $227,500.00 to $1,435,000.00, and, as of the Cut-off Date,
the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1998-15 is $344,372.50, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1998-15 is August 1996, and the latest scheduled maturity date of any such Mortgage Loan is September 2028. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1998-15 is 74.6269%.

The Mortgage Loans in Pool 1998-15 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgage Rates borne by the Mortgage
   Loans in Pool 1998-15:

                                   AGGREGATE              % OF
                                    BALANCES           POOL BY
MORTGAGE         # OF                  AS OF         AGGREGATE
   RATES        LOANS           CUT-OFF DATE           BALANCE
--------        -----           ------------         ---------
 6.5000%            1            $412,000.00           0.0866%
 6.6250%            7          $2,422,112.65           0.5089%
 6.6500%            1            $335,110.06           0.0704%
 6.7500%           31         $10,888,291.84           2.2878%
 6.8750%           66         $23,309,590.10           4.8978%
 7.0000%          103         $33,154,575.10           6.9664%
 7.1000%            3          $1,005,349.02           0.2112%
 7.1250%          158         $55,240,318.45          11.6070%
 7.2000%            1            $267,362.71           0.0562%
 7.2500%          283         $99,617,907.61          20.9315%
 7.3000%            3            $988,135.44           0.2076%
 7.3500%            3          $1,228,301.75           0.2581%
 7.3750%          228         $75,621,096.24          15.8894%
 7.4000%            4          $1,118,338.20           0.2350%
 7.4500%            4          $1,491,688.25           0.3134%
 7.5000%          269         $92,809,135.64          19.5009%
 7.5500%            6          $1,991,472.72           0.4184%
 7.6000%            1            $406,106.17           0.0853%
 7.6250%          105         $35,022,768.56           7.3589%
 7.6500%            1            $295,057.06           0.0620%
 7.7000%            1            $439,052.85           0.0923%
 7.7500%           56         $19,990,925.27           4.2005%
 7.8750%           30         $11,484,966.16           2.4132%
 8.0000%            9          $3,326,378.32           0.6989%
 8.1250%            1            $254,516.33           0.0535%
 8.2500%            3          $1,400,172.52           0.2942%
 8.3750%            1            $540,000.00           0.1135%
 8.5000%            1            $256,188.11           0.0538%
 8.6250%            2            $605,881.15           0.1273%
                -----        ---------------         ---------
   Total        1,382        $475,922,798.28         100.0000%

b) The following table sets forth information, as of the Cut-off
   Date, with respect to the original principal balances of the Mortgage Loans in Pool 1998-15:

                                      AGGREGATE             % OF
                                       BALANCES          POOL BY
    ORIGINAL           # OF               AS OF        AGGREGATE
    BALANCES          LOANS        CUT-OFF DATE             BAL.
    --------          -----        ------------        ---------
$227,151 - 250,000      165      $39,933,972.32          8.3909%
$250,001 - 300,000      467     $127,964,947.19         26.8877%
$300,001 - 350,000      283      $92,377,465.67         19.4102%
$350,001 - 400,000      185      $69,634,172.67         14.6314%
$400,001 - 450,000      109      $46,113,629.35          9.6893%
$450,001 - 600,000      132      $67,535,341.63         14.1904%
$600,001 - 650,000       18      $11,554,864.49          2.4279%
$650,001 - 1,000,000 +   23      $20,808,404.96          4.3722%
                      -----     ---------------        ---------
            Total     1,382     $475,922,798.28        100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-15 is
$1,434,012.44.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-15 is
$227,326.89.

c) The following table sets forth information, as of the Cut-off
   Date, with respect to the years of origination of the Mortgage
   Loans in Pool 1998-15:

                                      AGGREGATE              % OF
                                       BALANCES           POOL BY
    YEAR OF         # OF                  AS OF         AGGREGATE
ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
-----------        -----           ------------         ---------
       1996            1            $513,750.00           0.1079%
       1997            7          $2,505,763.33           0.5265%
       1998        1,374        $472,903,284.95          99.3656%
                   -----        ---------------         ---------
      Total        1,382        $475,922,798.28         100.0000%

d) The following table sets forth information, as of the Cut-off
   Date, with respect to the loan-to-value ratios of the Mortgage
   Loans at origination in Pool 1998-15:

     LOAN-                           AGGREGATE             % OF
   TO-VALUE                           BALANCES          POOL BY
   RATIO AT           # OF               AS OF        AGGREGATE
  ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
  -----------        -----        ------------        ---------
00.000 - 50.00          46      $18,597,983.19          3.9078%
50.001 - 60.00          97      $36,070,744.81          7.5791%
60.001 - 70.00         193      $76,804,864.63         16.1382%
70.001 - 75.00         197      $69,753,719.46         14.6565%
75.001 - 80.00         643     $214,710,451.18         45.1145%
80.001 - 85.00          15       $4,098,137.49          0.8611%
85.001 - 90.00         125      $37,959,839.11          7.9760%
90.001 - 95.00          66      $17,927,058.41          3.7668%
                     -----     ---------------        ---------
     Total           1,382     $475,922,798.28        100.0000%

e) The following table sets forth information, as of the Cut-off
   Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1998-15:

                                    AGGREGATE              % OF
                                     BALANCES           POOL BY
TYPE OF           # OF                  AS OF         AGGREGATE
DWELLING         LOANS           CUT-OFF DATE           BALANCE
--------         -----           ------------         ---------
Single-family
 detatched       1,261        $434,881,571.92          91.3765%
Single-family
 attched            59         $20,610,161.28           4.3306%
Condominium         51         $16,335,855.52           3.4325%
2 - 4 Family
 Units              10          $3,700,495.45           0.7775%
Co-op                1            $394,714.11           0.0829%
                 -----        ---------------         ---------
Total            1,382        $475,922,798.28         100.0000%

f) The following table sets forth information, as of the Cut-off
   Date, with respect to the occupancy status of the Mortgaged
   Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1998-15:

                                      AGGREGATE              % OF
                                       BALANCES           POOL BY
                    # OF                  AS OF         AGGREGATE
OCCUPANCY          LOANS           CUT-OFF DATE           BALANCE
---------          -----           ------------         ---------
Owner Occupied     1,355        $467,618,073.84          98.2550%
Vacation              22          $6,870,237.45           1.4436%
Investment             5          $1,434,486.99           0.3014%
                   -----        ---------------         ---------
Total              1,382        $475,922,798.28         100.0000%

g) The following table sets forth information, as of the Cut-off
   Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool
   1998-15:

                                        AGGREGATE           % OF
                                         BALANCES        POOL BY
                      # OF                  AS OF      AGGREGATE
STATE                LOANS           CUT-OFF DATE        BALANCE
-----                -----           ------------      ---------
Alabama                 10          $3,484,870.08        0.7322%
Alaska                   1            $410,687.27        0.0863%
Arizona                 14          $4,521,668.81        0.9501%
Arkansas                 1            $232,000.00        0.0487%
California             645        $222,353,275.58       46.7206%
Colorado                33         $10,748,180.50        2.2584%
Connecticut             25          $9,953,837.07        2.0915%
District Of Columbia    10          $4,369,013.47        0.9180%
Florida                 11          $3,413,628.01        0.7173%
Georgia                 53         $18,394,732.46        3.8651%
Hawaii                   2            $935,705.70        0.1966%
Idaho                    1            $255,805.20        0.0537%
Illinois                53         $18,292,790.50        3.8436%
Indiana                 10          $3,474,420.46        0.7300%
Iowa                     2            $544,158.30        0.1143%
Kentucky                 2            $539,213.55        0.1133%
Louisiana                1            $324,503.90        0.0682%
Maryland                58         $19,816,905.43        4.1639%
Massachusetts           87         $29,126,753.14        6.1201%
Michigan                16          $5,576,179.66        1.1717%
Minnesota                8          $2,726,596.69        0.5729%
Missouri                 7          $2,273,948.36        0.4778%
Nebraska                 3            $963,452.95        0.2024%
Nevada                   8          $2,586,701.49        0.5435%
New Hampshire            1            $244,800.00        0.0514%
New Jersey              82         $28,449,595.43        5.9778%
New Mexico               4          $1,247,216.79        0.2621%
New York                37         $13,811,020.84        2.9019%
North Carolina          12          $3,426,588.52        0.7200%
Ohio                    33         $10,638,975.86        2.2354%
Oklahoma                 2            $609,339.29        0.1280%
Oregon                   4          $1,473,030.92        0.3095%
Pennsylvania            33         $11,518,077.72        2.4202%
Rhode Island             3            $832,689.89        0.1750%
South Carolina           3          $1,130,072.11        0.2374%
Tennessee                3            $832,354.93        0.1749%
Texas                   21          $8,085,990.82        1.6990%
Utah                     2            $850,000.00        0.1786%
Vermont                  2          $1,028,318.99        0.2161%
Virginia                62         $20,402,119.46        4.2869%
Washington              12          $4,339,543.57         0.9118%

Wisconsin                5          $1,684,034.56        0.3538%
                     -----        ---------------      ---------
Total                1,382        $475,922,798.28      100.0000%

h) The following table sets forth information, as of the Cut-off
   Date, with respect to the maturity dates of the Mortgage Loans in Pool 1998-15:

                                   AGGREGATE              % OF
                                    BALANCES           POOL BY
 YEAR OF         # OF                  AS OF         AGGREGATE
MATURITY        LOANS           CUT-OFF DATE           BALANCE
--------        -----           ------------         ---------
    2018            8          $2,259,218.41           0.4747%
    2023            8          $2,256,431.81           0.4741%
    2025            1            $254,516.33           0.0535%
    2027            3            $881,082.39           0.1851%
    2028        1,362        $470,271,549.34          98.8126%
                -----        ---------------         ---------
   Total        1,382        $475,922,798.28         100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1998-15 calculated as of the Cut-off Date is 358 months.

i) The following table sets forth information, as of the Cut-off
   Date, with respect to the purpose of the Mortgage Loans in Pool 1998-15:

                                       AGGREGATE             % OF
                                        BALANCES          POOL BY
PURPOSE               # OF                 AS OF        AGGREGATE
OF LOAN              LOANS          CUT-OFF DATE          BALANCE
-------              -----          ------------        ---------
Purchase               710       $241,629,732.26         50.7708%
Rate Term/Refinance    499       $174,563,871.24         36.6790%
Cash-out Refinance     173        $59,729,194.78         12.5502%
                     -----       ---------------        ---------
Total                1,382       $475,922,798.28        100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

1.1 The Underwriting Agreement, dated as of October 23, 1995, and the related Terms Agreement, dated as of September 23, 1998, for certain of the Series 1998-15 Certificates between GE Capital Mortgage Services, Inc. and Salomon Smith Barney Inc.


1.2 The Underwriting Agreement, dated as of March 21, 1996, and the related Terms Agreement, dated as of September 23, 1998, for certain of the Series 1998-15 Certificates between GE Capital Mortgage Services, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation.

4.1 The Pooling and Servicing Agreement for the Series 1998-15 Certificates, dated as of September 1, 1998, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                            SIGNATURES



           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               GE Capital Mortgage Services, Inc.


                               By:     /s/ Syed W. Ali
                                  -----------------------------
                                  Name:  Syed W. Ali
                                  Title:  Vice President



Dated as of September 24, 1998

                            SIGNATURES



           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               GE Capital Mortgage Services, Inc.


                               By:
                                  -----------------------------
                                  Name:  Syed W. Ali
                                  Title:  Vice President



Dated as of September 24, 1998

                          EXHIBIT INDEX



The exhibits are being filed herewith:


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 EXHIBIT NO.             DESCRIPTION                       PAGE
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     1.1     The Underwriting Agreement, dated as
             of October 23, 1995, and the related Terms
             Agreement, dated as of September 23,
             1998, for certain of the Series 1998-15
             Certificates between GE Capital
             Mortgage Services, Inc.  and Salomon
             Smith Barney Inc.

     1.2     The Underwriting Agreement, dated as
             of March 21, 1996, and the related Terms
             Agreement, dated as of September 23,
             1998, for certain of the Series 1998-15
             Certificates between GE Capital
             Mortgage Services, Inc.  and Donaldson,
             Lufkin & Jenrette Securities Corporation.

     4.1     The Pooling and Servicing Agreement
             for the Series 1998-15 Certificates, dated
             as of September 1, 1998, between GE
             Capital Mortgage Services, Inc., as seller
             and servicer, and State Street Bank and
             Trust Company, as trustee.
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